UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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Honeywell International Inc.
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Honeywell 2015 Annual Meeting Summary of Proxy Matters April 2015

2 Discussion Of 2015 Proxy Matters This report contains “forward - looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward - looking statements. Forward - looking statements are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward - looking statements. Our forward - looking statements are also subject to risks and uncertainties, which can affect our performance in both the near - and long - term. We identify the principal risks and uncertainties that affect our performance in our Form 10 - K and other filings with the Securities and Exchange Commission. Forward Looking Statements

3 Discussion Of 2015 Proxy Matters Total Sales $40.3B • UOP (Universal Oil Products) • Process Solutions • Advanced Materials • Commercial OE (Original Equipment) • Commercial Aftermarket • Defense & Space • Transportation Systems • Energy, Safety & Security • Building Solutions & Distribution Business Overview We are a diversified technology company, serving customers worldwide with aerospace products and services, automation and control solutions, and performance materials and technologies • We create solutions linked to global macro - trends that generate and efficiently use clean energy, help our industrial customers improve productivity, increase our safety and security, and enable people to communicate and collaborate • Continual improvement to our business portfolio is driven by a commitment to “Great Positions in Good Industries,” investing in and managing businesses where technology is a differentiator and where there are opportunities for above - GDP revenue growth and sustainable margins • Prudent management of our balance sheet provides ample cash and flexibility to pursue a capital allocation strategy designed to maximize shareowner value, whether through deploying our proven M&A playbook, growing our dividend or buying back shares 2014 Sales by Strategic Business Unit (“SBG”) Automation and Control Solutions Alex Ismail, CEO 2014 Sales: $14.5B Aerospace Tim Mahoney, CEO 2014 Sales: $15.6B Performance Materials and Technologies Darius Adamczyk , CEO 2014 Sales: $10.2B

4 Discussion Of 2015 Proxy Matters Realigning Our Portfolio Aerospace (w/ Transportation Systems) 2014 Sales: $15.6B • In 2014, we realigned our segment reporting structure. We now operate in three business segments • Transportation Systems is now part of Aerospace; realignment takes advantage of engineering and technology similarities and shared operating practices • Completed sale of Friction Materials business; business unit did not fit with differentiated technologies focus and long - term growth plans 2014 Organizational Changes Segment Consolidation • Moved Honeywell Process Solutions from Automation and Control Solutions to Performance Materials and Technologies • Better aligns Honeywell’s technology and service offerings to the oil, gas and petrochemicals industries and more efficiently le verages customer and sales synergies Automation and Control Solutions Performance Materials and Technologies 2014 Sales: $14.5B 2014 Sales: $10.2B Moved Process Solutions Business 2014 Leadership Changes and Succession Plan - Related Actions CFO Transition Promotion of SBG CEOs Promotion of Vice Chairmen • Appointed Thomas Szlosek as CFO in April 2014, following the retirement of former CFO Dave Anderson • Mr. Szlosek joined HON in 2004, and previously served as HON’s Controller and CFO of ACS • Alex Ismail became President/CEO of ACS ― Formerly President/CEO of Transportation Systems ― Proven track record of driving operational improvement while growing the top - line • Darius Adamczyk became President/CEO of PMT ― Formerly President/CEO of Honeywell Process Solutions ― Deep experience in oil, petrochemicals and gas processing • Roger Fradin became Vice Chairman, responsible for advancing HON’s M&A strategy, High Growth Region expansion and internal operations improvements • Andreas Kramvis became Vice Chairman, responsible for deployment of HOS Gold, advancing Honeywell’s software initiative and High Growth Region expansion

5 Discussion Of 2015 Proxy Matters 2013 2014 Track Record Of Strong Performance 1 As Of Market Close On December 31, 2014 2 Multi - Industry Peer Median Or “Multi” Includes EMR, GE, MMM & UTX (Peers With Most Similar Profile To HON) Note: EPS, V% Exclude Pension Mark - to - Market Adjustment; FCF = Cash Flow From Operations Less Capital Expenditures 5 - Year Cumulative Total Shareowner Return % 1 187% 126% 91% 105% 2009 2010 2011 2012 2013 2014 Honeywell Compensation Peer Median Multi-Industry Peer Median S&P 500 $40.5B 4Q14 OEM Incentives ~$184M $4.97 $5.56 2013 2014 $3.4B $3.9B 2013 2014 2013 2014 16.6% 17.0% 4Q14 OEM Incentives 2 Sales Segment Margin Free Cash Flow Up 3% Reported 3% Organic Up 30 bps 70 bps ex - OEM Incentives Up 12% Up 16% EPS $39.1B $40.3B 16.3%

6 Discussion Of 2015 Proxy Matters 16.3% 17.0% 18.5% - 20.0% 2013 2014* 2018 Target Segment Profit Segment Margin $39.1 $40.5 $46 - $51 2013 2014* 2018 Target Segment Profit / Margin Sales ($B) Adding $7 - 12B Of Sales +220 - 370 Bps *Excludes 4Q14 $184M OEM Incentives Well - Positioned To Reach 2018 Long - Term Targets • 2018 Long - Term Targets Established Following Achievement Of Prior Five - Year Plan Ending In 2014 • Growth Plan aligned with targets. • On - Track To Deliver Long - Term Targets - 2014: Delivered 3% Organic Growth And 70 bps* Of Segment Margin Expansion Strong Track Record Of Achieving Financial Targets Note: Bps = basis points

7 Discussion Of 2015 Proxy Matters Base Salary 7% Annual Incentive Plan 20% Growth Plan* 18% Stock Options 36% Perf . Options 19% Compensation Plan Overview Our Compensation Philosophy Our executive compensation programs support creation of shareowner value through four key objectives: 1. Attract and Retain World - Class Leadership Talent Ensures leadership necessary to develop and execute business strategies and drive superior results 3. Pay for Superior Results and Sustainable Growth Compensation programs designed to be flexible enough to differentiate among executives in three different industries while driving “One Honeywell” goals and objectives across the enterprise 2. Drive Performance that Creates Shareowner Value Emphasize variable, at - risk compensation with a balance of near - term and long - term objectives 4. Manage Risk through Oversight and Compensation Design Practices balance short - and long - term incentives, are not overly leveraged, and cap maximum payments Elements of Incentive Compensation Compensation Element Type of Compensation Link to Performance Short - Term Incentive Awards Annual Incentive Compensation Plan (ICP) Variable Annual Cash • Motivate and reward executives to achieve annual goals in key areas of financial and operational performance Long - Term Incentive (LTI) Awards Growth Plan Units Variable, Performance - Based Cash • Two - year financial goals tied to Total Sales, Segment Margin Expansion, and ROI Expansion • Awards are non - overlapping and payouts extend into the third and fourth years Equity Options, RSUs and Performance Options • Stock options granted annually. Only have realizable value for executives if the operating performance results in stock price appreciation • RSUs granted periodically and facilitate retention (none granted to CEO) • Performance Options (PSOs), one - time grant to retain CEO through 2017, a critical period for HON Actual Weighting of 2014 CEO Compensation 93% of 2014 Compensation is “At - Risk” Performance - based *Annualized at target

8 Discussion Of 2015 Proxy Matters Performance Set To Rigorous Targets * EPS, V% Exclude Pension Mark - To - Market Adjustment ** For 2013 - 2014 ICP Purposes, FCF Measured Prior to Any Cash Pension Contributions, NARCO Trust Establishment Payments, and Cas h Taxes Relating to the Sale of Available for Sale Investments We Set Challenging Short - Term Performance Targets and Exceeded Our Goals Short - Term (2014 ICP) – Results Goals 2013 Actual 2014 Targets 2014 Actual Above or Below 2014 Target Earnings per Share (E PS)* $4.97 $5.35 - $5.45 $5.56 +2.0% Free Cash Flow** $3.8B $3.9B $4.0B +2.6% Working Capital Turns 7.0 7.2 7.0 - 0.2x 2014 - 15 Growth Plan Targets Compared to 2012 - 13 Growth Plan Targets Total Honeywell 2014 - 2015 Growth Plan Performance Targets Metric Target Improvement vs. 2013 Total Sales (for 2 years) $82.74B 3.9% CAGR 2015 Segment Margin 17.3% +100 bps 2015 ROI 22.8% +120 bps Note: Bps = basis points, ROI = return on investment Challenging Goals; Aligned With Long - Term Targets $79.1B $82.7B 100 Bps 120 Bps Key Points of Comparison: 2012 - 13 vs. 2014 - 2015 Targets • 2014 - 15 Segment Margin Expansion Target will generate a comparably large amount of incremental segment profit dollars compared to 2012 - 13 cycle • ROI Expansion Target assumes a Net Investment increase of only $0.1B greater than the 2012 - 13 cycle increase, despite incremental capital expenditures of $0.5B planned during 2014 - 15

9 Discussion Of 2015 Proxy Matters Key terms of Performance Stock Options or PSOs CEO Performance - Based Retention Award x HON has experienced extraordinary success over CEO David Cote’s tenure. Under his leadership, HON delivered a 316% TSR, far exceeding both compensation peers (200%) and the S&P 500 Index (134%) x Following successful 5 - year operating plan that ended in December 2014, HON is executing on new 5 - year plan ending in 2018. New 5 - year plan has been well received by investors. x HON’s board believes it is important to retain Mr. Cote during this period for his continued leadership. In order to do so, in December 2014 the Board approved a grant of Performance Stock Options (PSOs) with $5M target value that is tied to the successful execution of that strategy. x In addition, the Board tied continued vesting of certain long - term awards granted before Dec. 31, 2017 to service as CEO through December 2017 and performance criteria. x Cliff vesting on December 31, 2017 contingent on relative TSR performance ▪ PSOs vest at target only if HON’s relative TSR is 60th percentile measured against the Compensation Peer Group for the 3 - year period of January 1, 2015 – December 31, 2017 ▪ No PSOs vest unless HON’s relative TSR is better than 35th percentile ▪ Upside opportunity capped at 150% of target if HON’s relative TSR is 85th percentile or better x Exercise price for vested options of $98.04, determined as of the grant date ▪ Vested PSOs only have value if the stock price appreciates x Mr. Cote forfeits options if he fails to assist with CEO transition or departs HON prior to December 31, 2017 The Board believes that these actions are the best means for achieving the Company’s retention and succession planning objectives over a time frame when the CEO remains attractive to competitors

Strong Board And Governance Practices

Honeywell

Compensation and Governance Best Practices

Governance

- ✓ Annual director elections with majority vote standard
- ✓ All directors are independent except CEO
- ✓ Lead Independent Director role with robust responsibilities
- ✓ Shareowner right to call a special meeting
- ✓ Board oversight of risk management
- ✓ No supermajority provisions
- ✓ No poison pill and policy against pill adoption without shareowner approval

Compensation

- ✓ Executive compensation closely aligned with performance
- ✓ Stock ownership requirements for executives (6x base for CEO)
- ✓ Eliminated automatic single-trigger vesting upon a change-in-control for awards granted after April 2014
- ✓ Equity plans prohibit repricing and backdating, and contain clawback and non-competition restrictions
- ✓ Eliminated tax gross-ups on perquisites
- ✓ Clawback policy

Balanced Independent Director Tenure



Average = 7.8 years
3
3
2
2
3
0 - 3 years
4 - 6 years
7 - 9 years
10 - 12 years
13+ years

Independent, Diverse Board with Deep Skill Set



CEO
8%
Independent
92%

	# of HON Directors	% of HON Independent Directors
Women	3	25%
Hispanic	3	25%
African-American	2	17%
Non-U.S. Citizens	2	17%

Senior Leadership Experience | Industry Experience | Financial Expertise

Global Business Backgrounds | Regulated Industry / Government Expertise | Public Company Board Experience

10

Discussion Of 2015 Proxy Matters

11 Discussion Of 2015 Proxy Matters Independent Chair Structure Is Not Appropriate At This Time Lead Independent Director Role with Significant Responsibilities • In response to shareowner feedback, our Board created a Lead Independent Director role in December 2014 • The position is currently held by Gordon Bethune, and plan to rotate annually based on seniority • Lead director role includes reviewing Board meeting agendas, schedules and presentation materials, liaising between Chairman and independent directors to provide feedback from executive sessions, direct communication with our shareowners and the ability to call meetings of the independent directors at any time Strong Corporate Governance Practices • Current governance structure has served the Board well and enables effective oversight of management • Our record of driving significant shareowner returns demonstrates the effectiveness of our current leadership structure ― Sustained TSR performance vs. Comp Peer Median: 187% 5 Year TSR (vs. 126% Comp Peers) Stable, Balanced Board with Coherent Purpose • Consistent leadership since 2002; no recent CEO transitions • Our CEO/Chair is widely recognized across the market and industry for strong leadership, with a consistent track record of driving superior performance and long - term shareowner value creation • Leadership has enabled implementation of uniform management and methodologies across diverse portfolio HON’s Board opposes shareowner proposal that requests the Chair be an independent director: ▪ The proposal is unnecessarily restrictive: the Board has strong independent structures in place ▪ Board is open to considering separation of Chair and CEO under future CEO, as circumstances warrant The Board recommends a vote AGAINST Proposal 4, as our current independent leadership and governance structure best serves our Company and shareowners

12 Discussion Of 2015 Proxy Matters Appendix Reconciliation of non - GAAP Measures to GAAP Measures

13 Discussion Of 2015 Proxy Matters Reconciliation Of Segment Profit To Operating Income And Calculation Of Segment Profit And Operating Income Margins ($M) 2013 2014 Segment Profit $6,351 $6,696 Stock Based Compensation (1) (170) (187) Repositioning and Other (1, 2) (699) (634) Pension Ongoing Income (1) 90 254 Pension Mark-to-Market Adjustment (1) (51) (249) Other Postretirement Expense (1) (20) (49) Operating Income $5,501 $5,831 Segment Profit $6,351 $6,696 ÷ Sales 39,055 40,306 Segment Profit Margin % 16.3% 16.6% Operating Income $5,501 $5,831 ÷ Sales 39,055 40,306 Operating Income Margin % 14.1% 14.5% (1) Included in cost of products and services sold and selling, general and administrative expenses. (2) Includes repositioning, asbestos, environmental expenses and equity income adjustment.

14 Discussion Of 2015 Proxy Matters Reconciliation Of EPS To EPS, Excluding Pension Mark - to - Market Adjustment 2013 (1) 2014 (2) EPS $4.92 $5.33 Pension Mark-to-Market Adjustment 0.05 0.23 EPS, Excluding Pension Mark-to-Market Adjustment $4.97 $5.56 (1) Utilizes weighted average shares of 797.3 million. Mark-to-market uses a blended tax rate of 25.5% for 2013 (2) Utilizes weighted average shares of 795.2 million. Mark-to-market uses a blended tax rate of 28.1% for 2014

15 Discussion Of 2015 Proxy Matters Reconciliation Of Cash Provided By Operating Activities To Free Cash Flow ($M) 2013 2014 Cash Provided by Operating Activities $4,335 $5,024 Expenditures for Property, Plant and Equipment (947) (1,094) Free Cash Flow $3,388 $3,930